THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE COMMON SHARES AND WARRANTS TO BE ISSUED UPON EXERCISE OF THIS WARRANT WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE SECURITIES ACT. THE COMMON SHARES AND WARRANTS ISSUED UPON EXERCISE OF THE WARRANTS REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 8, 2005.

COMPENSATION WARRANTS TO PURCHASE UNITS OF

APOLLO GOLD CORPORATION

Compensation Warrant Certificate No.: CW-2005-01	No. of Compensation Warrants: 1,250,000

For value received, Apollo Gold Corporation (the "Corporation") hereby grants to REGENT MERCANTILE BANCORP INC., 105 Adelaide Street West, Suite 904, Toronto, Ontario, M5H 1P9 (the "Holder"), 1,250,000 compensation warrants (the "Compensation Warrants"). Each Compensation Warrant entitles the Holder, subject to the terms and conditions set forth in this compensation warrant certificate (the "Compensation Warrant Certificate"), to purchase from the Corporation, one unit of the Corporation (a "Unit") at an exercise price of US$0.75 per Unit (the "Exercise Price"), with each Unit comprised of one fully-paid and non-assessable common share in the capital of the Corporation (a "Common Share") and three quarters (3/4) of one common share purchase warrant (a "Warrant"), with each whole Warrant entitling the holder thereof to purchase one additional Common Share (a "Warrant Share") at a price of US$1.00 per Warrant Share at any time on or prior to 5:00 p.m. (Toronto time) on January 7, 2007 (the "Expiry Time"). This Compensation Warrant Certificate may be exercised in accordance with and subject to the provisions hereof at any time and from time to time up to and until the Expiry Time (the "Exercise Period").

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The Warrants issuable upon exercise of the Compensation Warrants shall be issued pursuant to and governed by a warrant certificate, the form of which is attached hereto as Schedule "B". The number of Common Shares comprising part of each Unit (but not the number of Warrants) which the Holder is entitled to purchase upon exercise of the Compensation Warrants and the Exercise Price shall be subject to adjustment as hereinafter provided.

1.    Definitions

In this Compensation Warrant Certificate, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings respectively:

(a)	"AMEX" means the American Stock Exchange;

(b)	"Business Day" means any day other than a Saturday, Sunday, statutory or civic holiday or a day on which the principal banking institutions are closed in the City of Toronto, Ontario or the State of Colorado;

(c)	"Common Shares" means the common shares in the capital of the Corporation as such shares are constituted on the date hereof, as the same may be reorganized or reclassified pursuant to any of the events set out in Section 11 hereof and "Common Share" means one of such Common Shares;

(d)	"Corporation" means Apollo Gold Corporation and its successors and assigns;

(e)	"Current Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the TSX or, if the Common Shares are not then listed on the TSX, on such other Canadian stock exchange on which the shares trade as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five (5) business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the counter market, then the Current Market Price shall be determined by such firm of independent chartered accountants as may be selected by the directors of the Corporation;

(f)	"Equity Shares" means the Common Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends;

(g)	"Exercise Price" means US$0.75 per Unit, unless such price shall have been adjusted in accordance with the provisions of Section 11 hereof, in which case it shall mean the adjusted price in effect at the time of exercise;

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(h)	"Expiry Time" means 5:00 p.m. (Toronto time) on January 7, 2007;

(i)	"Holder" means the registered holder of this Compensation Warrant Certificate or any additional Compensation Warrant Certificates issued by the Corporation pursuant to the terms hereof;

(j)	"person" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative or any group or combination thereof;

(k)	"Subscription Form" means the form of subscription annexed hereto as Schedule "A";

(l)	"Trading Day" means any day on which the Common Shares are listed and posted for trading on the TSX and such exchange is open for business or, if not listed and posted for trading on such exchange, on such stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading and which is open for business, and, in each case, no cease trading or similar order is in effect with respect to the Common Shares;

(m)	"TSX" means the Toronto Stock Exchange;

(n)	"Unit" shall have the meaning ascribed thereto on the first page hereof;

(o)	"Warrant" means a share purchase warrant of the Corporation, the form of which is attached hereto as Schedule "B"; and

(p)	"Warrant Share" shall have the meaning ascribed thereto on the first page hereof.

2.    Expiry Time

After the Expiry Time, all rights under this Compensation Warrant Certificate and any outstanding Compensation Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not have been exercised, shall wholly cease and terminate and this Compensation Warrant Certificate and the Compensation Warrant Certificates evidenced hereby shall be void and of no value or effect.

3.    Exercise Procedure

(a)	The Holder may exercise its right of purchase hereunder in whole or in part at any time at or prior to the Expiry Time by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office in Colorado: (i) this Compensation Warrant Certificate together with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation; and (ii) cash or a certified cheque, money order or bank draft payable to or to the order of the Corporation in an amount equal to the Exercise Price multiplied by the number of Units for which subscription is being made.

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(b)	Any Compensation Warrant Certificate, Subscription Form and cash, certified cheque, money order or bank draft referred to in the foregoing subsection 3(a) shall be deemed to be surrendered only upon delivery thereof to the Corporation at its principal office in the manner provided in Section 26 hereof.

4.    Entitlement to Certificates

Upon delivery and payment as provided for in Section 3 above, the Corporation shall cause to be issued to the Holder the Common Shares and Warrants subscribed for and the Holder shall become a shareholder of the Corporation in respect of such Common Shares purchased with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such Common Shares and Warrants. The Corporation shall cause such certificate or certificates to be issued and delivered to the Holder at the address or addresses specified in the Subscription Form as soon as practicable, but in any event, not later than seven (7) Business Days following such delivery and payment.

5.    Assignment or Transfer of Compensation Warrants

The Compensation Warrants evidenced hereby may not be assigned or transferred by the Holder or exercised by or for the benefit of any person other than the Holder. The Compensation Warrants evidenced hereby may not be exercised in the United States or by or on behalf of a U.S. Person or person in the United States. "United States" and "U.S. Person" are as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act").

6.    Partial Exercise and Exchanges

The Holder may subscribe for and purchase a number of Units which is less than the number it is entitled to purchase pursuant to this Compensation Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall also be entitled to receive, without charge, a new Compensation Warrant Certificate in respect of the balance of the Units which it continues to be entitled to purchase pursuant to this Compensation Warrant Certificate.

This Compensation Warrant Certificate is also exchangeable, without charge, from time to time, upon surrender hereof by the Holder to the Corporation, for a new Compensation Warrant certificate or certificates of like tenor representing in the aggregate the same number of Compensation Warrants under the Compensation Warrant Certificate so surrendered.

7.    No Fractional Common Shares or Warrants

Notwithstanding any adjustment provided for in Section 11 hereof, the Corporation shall not be required upon the exercise of any Compensation Warrants to issue fractional Common Shares or Warrants in satisfaction of its obligations hereunder and the Holder understands and agrees that it will not be entitled to any cash payment or other form of compensation in respect of a fractional Common Share or Warrant that might otherwise have been issued.

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8.    Not a Shareholder

Nothing in this Compensation Warrant Certificate or in the holding of the Compensation Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

9.    No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any Common Shares or Warrants except those Common Shares and Warrants in respect of which the Holder shall have exercised its right to purchase in the manner provided hereunder.

10.    Covenants

(a)	The Corporation covenants that: (i) so long as any Compensation Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares and Warrants to satisfy the right of purchase provided for herein; and (ii) all Common Shares which shall be issued upon the exercise of the right to purchase provided for herein, upon payment of the Exercise Price therefor, shall be issued as fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, other than which may arise by virtue of the Holder's personal circumstances.

(b)	While any Compensation Warrants evidenced hereby remain outstanding, the Corporation shall comply with the securities legislation applicable to it in order that the Corporation continue as a reporting issuer, or analogous entity, not in default of any requirements of such legislation.

(c)	The Corporation shall at its expense expeditiously use its commercially reasonable best efforts to obtain the listing on the TSX and the AMEX of the Common Shares issuable upon the exercise of the right to purchase provided for herein and the Warrant Shares.

(d)	The Corporation shall use its commercially reasonable best efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence.

11.    Adjustment to Exercise Price

The rights of the holder of this Compensation Warrant Certificate, including the Exercise Price and the number of Common Shares comprising part of each Unit issuable upon the exercise of each Compensation Warrant represented hereby, will be adjusted from time to time upon the occurrence of the events and in the manner provided in, and in accordance with the provisions of, this Section. For greater certainty, the number of Warrants comprising part of each Unit issuable upon the exercise of each Compensation Warrant will not be adjusted pursuant to the provisions of this Section.

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(1)    If and whenever at any time after the date hereof the Corporation:

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(a)	issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend;

(b)	makes a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(c)	subdivides its outstanding Common Shares into a greater number of shares; or

(d)	consolidates its outstanding Common Shares into a small number of shares;

(any of such events being called a "Common Share Reorganization"), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

(2)	If and whenever, at any time after the date hereof, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(a)	the right to subscribe for or purchase Common Shares or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 11(2) called the "Rights Period"); and

(b)	the cost per Common Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this Section 11(2) called the "Per Share Cost") is less than 95% of the Current Market Price of the Common Shares on the record date;

(any of such events being called a "Rights Offering"), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

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A.	the number of Common Shares outstanding as of the record date for the Rights Offering; and

B.	a number determined by dividing the product of the Per Share Cost and:

(I)	where the event giving rise to the application of this subsection 11(2) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period; or

(II)	where the event giving rise to the application of this subsection 11(2) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

A.	in the case described in subparagraph 11(2)(i)(B)(I), the number of Common Shares outstanding; or

B.	in the case described in subparagraph 11(2)(i)(B)(II), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph 11(2)(i)(B)(II) had been issued,

as at the end of the Rights Period.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as such terms are defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computations.

If by the terms of the rights, options or warrants referred to in this Section 11(2), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

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(i)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants; and

(ii)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to that number of Common Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11(2) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11(2), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Compensation Warrant Certificate in accordance herewith during the period beginning after the record date for a Rights Offering and ending on the last day of the Rights Period thereunder, the Holder will, in addition to the Common Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Common Shares equal to the difference, if any, between (x) the result obtained when the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of this Compensation Warrant Certificate during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection provided that the provisions of Section 7 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled and (y) the number of Common Shares received upon the exercise of this Compensation Warrant Certificate during such period. Such additional Common Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

(3)	If and whenever at any time after the date hereof, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)	rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Corporation (other than a right to subscribe for or purchase Common Shares or a right to exchange securities for or convert securities into Common Shares which expires not more than 45 days after the date of such issue and the cost per Common Share during such period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) is at least 95% of the Current Market Price of the Common Shares on the record date);

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(iii)	evidence of indebtedness; or

(iv)	any property or other assets,

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being called a "Special Distribution"), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)    the numerator of which is:

A.	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

B.	the aggregate fair market value (as determined by action by the auditors of the Corporation) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(ii)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as such terms are defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(4)	If and whenever at any time after the date hereof there is a Common Share Reorganization, a Rights Offering, a Special Distribution, a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a "Capital Reorganization"), the Holder, upon exercising this Compensation Warrant Certificate after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of Common Shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which such Holder was therefore entitled upon exercise of this Compensation Warrant Certificate. If determined appropriate by action of the directors of the Corporation, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 11(4) with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 11(4) will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Compensation Warrant Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

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(5)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(a)	an event referred to in subsection 11(1);

(b)	the fixing by the Corporation of a record date for an event referred to in subsection 11(2); or

(c)	the fixing by the Corporation of a record date for an event referred to in subsection 11(3) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Common Shares of: (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Share less than 95% of the Current Market Price on such record date, or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than 95% of the Current Market Price on such record date,

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then the number of Common Shares purchasable upon the subsequent exercise of this Compensation Warrant Certificate shall be simultaneously adjusted by multiplying the number of Common Shares purchasable upon the exercise of this Compensation Warrant Certificate immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this subsection 11(5) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 11(1) or as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in subsection 11(2), the number of Common Shares purchasable upon exercise of this Compensation Warrant Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares actually issued and remaining issuable immediately after such expiration and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 11(5) as a result of the fixing by the Corporation of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 11(3), the number of Common Shares purchasable upon exercise of this Compensation Warrant Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number which would be purchasable pursuant to this subsection 11(5) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 11(5) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration and shall be further readjusted in such manner upon expiration of any further such right.
(6)
If at any time any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of this Section 11, then the number of Common Shares purchasable upon the subsequent exercise of the Compensation Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Compensation Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

12.    Rules Regarding Calculation of Adjustments

The following rules and procedures shall be applicable to adjustments made pursuant to Section 11 herein:

(1)	The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(2)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price, provided however, that any adjustment which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(3)	No adjustment in the Exercise Price will be made in respect of any event described in Section 11, other than the events referred to in clauses 11(1)(c) and (d), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised the Compensation Warrants evidenced hereby prior to or on the effective date or record date of such event. Any participation by a Holder pursuant to this Section 12(3) is subject to the prior approval of the TSX (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable.

(4)	No adjustment in the Exercise Price will be made under Section 11 in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend and any such issue will be deemed not to be a Common Share Reorganization.

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(5)	If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and approved by the Holder, acting reasonably, and any such determination, absent manifest error, will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(6)	In case the Corporation, after the date of issue of this Compensation Warrant Certificate, takes any action affecting the Common Shares, other than an action described in Section 11, which in the opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval, including approval of the TSX. Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

(7)	If the Corporation sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan or pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(8)	In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(9)	As a condition precedent to the taking of any action which would require any adjustment to the Compensation Warrants evidenced hereby, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(10)	The Corporation will from time to time, within 10 Business Days after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

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(11)	Any adjustment to the Exercise Price under the terms of this Compensation Warrant Certificate shall be subject to the prior approval of the TSX and such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable.

13.    Consolidation and Amalgamation

(1)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation or entity (herein called a "successor corporation") whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as, in the opinion of counsel to the Corporation, are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Compensation Warrant Certificate; and

(ii)	this Compensation Warrant Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Compensation Warrant Certificate.

(2)	Whenever the conditions of subsection 13(1) shall have been duly observed and performed, the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Compensation Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

14.    Representations and Warranties

The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate and lawful power and authority to create and issue the Compensation Warrants evidenced hereby, the Common Shares and Warrants issuable upon the exercise hereof and the Common Shares issuable upon the exercise of the Warrants, and to perform its obligations hereunder and that this Compensation Warrant Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and equitable remedies being in the discretion of the court.

15.    If Share Transfer Books Closed

The Corporation shall not be required to deliver certificates for Common Shares comprising the Units or Warrants while the share transfer books of the Corporation are properly closed prior to any meeting of shareholders, for the payment of dividends or for any other purpose and in the event of the surrender of any Compensation Warrant Certificate in accordance with the provisions hereof and the making of any subscription and payment for Units called for thereby during any such period, delivery of certificates for Units may be postponed for not more than five (5) Business Days after the date of the re-opening of said share transfer books. Any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive certificates for the Common Shares and Warrants comprising such Units called for after the share transfer books have been re-opened.

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16.    Stolen, Lost, Mutilated or Destroyed Certificate

If this Compensation Warrant Certificate is stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it shall in its discretion impose, issue and countersign a new Compensation Warrant Certificate of like denomination, tenor and date as the certificate so stolen, lost, mutilated or destroyed.

17.    Governing Law

This Compensation Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent mandatorily governed by the law of another jurisdiction. Each of the Holder and the Corporation: (i) irrevocably consents to the exclusive jurisdiction and venue of the Courts of Ontario in connection with any matter or dispute based upon or arising out of this Compensation Warrant Certificate or the matters contemplated herein; (ii) agrees that process may be served upon them in any manner authorized by the laws of the Province of Ontario for such persons; and (iii) waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

18.    Severability

If any one or more of the provisions or parts thereof contained in this Compensation Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Compensation Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Compensation Warrant Certificate in any other jurisdiction.

19.    Headings

The headings of the sections, subsections, clauses and subclauses of this Compensation Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Compensation Warrant Certificate.

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20.    Compensation Warrants Rank Pari Passu

All Compensation Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

21.    Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered section, subsection, clause, subclause or schedule refers to the section, subsection, clause, subclause or schedule bearing that number or letter in this Compensation Warrant Certificate.

22.    Number and Gender

Whenever used in this Compensation Warrant Certificate, words importing the singular number only shall include the plural and vice versa and words importing gender shall include all genders.

23.    Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day then such action shall be required to be taken on or before the requisite time on the next day that is a Business Day.

24.    TSX Approval

Notwithstanding anything to the contrary in this Compensation Warrant Certificate, no supplement or amendment to the terms of this Compensation Warrant Certificate may be made without the prior written approval of the TSX and such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable.

25.    Binding Effect

This Compensation Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Corporation and its successors.

26.    Legends

(a)	The Holder acknowledges that any certificate representing Common Shares and/or Warrants issued upon the exercise of this Compensation Warrant Certificate prior to the date which is four months and one day after the date hereof will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 8, 2005."

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares and/or Warrants may be exchanged for a certificate bearing no such legends. The Corporation hereby covenants and agrees that it will use the best efforts thereof to deliver or to cause to be delivered a certificate or certificates representing such Common Shares and/or Warrants bearing no such legends within three Business Days after receipt of the legended certificate.

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(b)	The Holder understands that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares comprising the Units, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

provided, that if any of the Common Shares comprising the Units are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation’s transfer agent of an opinion of counsel satisfactory to the Corporation to the effect that such Underlying Securities are not "restricted securities" as defined in Rule 144 under the U.S. Securities Act and the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(c)	The Holder acknowledges that the certificates representing the Common Shares comprising the Units and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as either the legend referred to in subsection 26(a) or 26(b) remains on such certificate:

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"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

(d)	In addition to the legend described in section 26(a), any certificate representing Warrants issued upon the exercise of this Compensation Warrant Certificate will bear the following legend:

"THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE COMMON SHARES TO BE ISSUED UPON EXERCISE OF THIS WARRANT WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE SECURITIES ACT. THE COMMON SHARES ISSUED UPON EXERCISE OF THE WARRANTS REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

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27.    Notice

Any notice, document or other communication required or permitted by this Compensation Warrant Certificate to be given by the Holder or the Corporation shall be in writing and is sufficiently given if delivered personally, or if delivered or if transmitted by any form of recorded telecommunication tested prior to transmission, to such person addressed as follows:

(a)	if to the Holder:

to the address on the face page hereof

(b)	if to the Corporation:

Until January 31, 2005

Apollo Gold Corporation
4601 DTC Boulevard, Suite 750
Denver, Colorado
80237-2571 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

After January 31, 2005

Apollo Gold Corporation
5665 South Yosemite Street, Suite 200
Greenwood Village, Colorado
80111-3212 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

Notice so delivered shall be deemed to have been given on the Business Day that it is received. Notices transmitted by a form of recorded telecommunication shall be deemed given on the day of transmission. The Holder or the Corporation may from time to time notify the other in the manner provided herein of any change of address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of such person for all purposes hereof.

28.    Time of Essence

Time shall be of the essence hereof.

IN WITNESS WHEREOF, the Corporation has caused this Compensation Warrant Certificate to be signed by its duly authorized officer this 7th day of January, 2005.

APOLLO GOLD CORPORATION

Per:	/s/
Authorized Signatory

A-1

SCHEDULE "A"

SUBSCRIPTION FORM

(TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED)
TO:    APOLLO GOLD CORPORATION

Until January 31, 2005

Apollo Gold Corporation
4601 DTC Boulevard, Suite 750
Denver, Colorado
80237-2571 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

After January 31, 2005

Apollo Gold Corporation
5665 South Yosemite Street, Suite 200
Greenwood Village, Colorado
80111-3212 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

THE UNDERSIGNED hereby subscribes for   units of APOLLO GOLD CORPORATION according to the terms and conditions set forth in the annexed warrant certificate (or such number of other securities or property to which such warrant entitles the undersigned to acquire under the terms and conditions set forth in the annexed warrant certificate).

Address for Delivery of Units:

Attention:

Exercise Price Tendered
(US$0.75 per unit or as adjusted)      US$ ________________

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

A.	The undersigned holder (i) at the time of exercise of these Compensation Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising these Compensation Warrants on behalf of a "U.S. person"; and (iii) did not execute or deliver this Exercise Form in the United States.

B.	The undersigned holder has delivered to CIBC Mellon Trust Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the exercise of the Compensation Warrants.

A-2

The undersigned holder understands that the certificates representing the common shares and warrants issuable upon the exercise of the Compensation Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws or applicable exemptions therefrom.

If Box B is checked, any opinion tendered must be in form and substance satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Compensation Warrants should contact the Corporation in advance to determine whether any opinions to be tendered will be acceptable to the Corporation.

(If any units are to be issued to a person or persons other than the undersigned holder, the undersigned holder must pay all applicable transfer taxes or other government charges.)

DATED at _____________  , this _____day of _______________, 200___.

Witness:                              )
)
)    Holder's Name
)
 ___________________________________    )
)    Authorized Signature
)
)
)    Title (if applicable)

B-1

SCHEDULE "B"

FORM OF WARRANT

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE COMMON SHARES TO BE ISSUED UPON EXERCISE OF THIS WARRANT WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE SECURITIES ACT. THE COMMON SHARES ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

[If applicable] UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 8, 2005.

WARRANTS

TO PURCHASE COMMON SHARES OF

APOLLO GOLD CORPORATION

(Continued under the laws of the Yukon Territory)

Void after 5:00 p.m. (Toronto time) on the 7th day of January, 2007.

Warrant Certificate Number: •                      Number of Warrants: •

THIS CERTIFIES THAT, for value received, [Insert Name and Address] (the "Holder") is entitled to purchase, at any time and from time to time up to 5:00 p.m. (Toronto time) on 7th day of January, 2007 (the "Expiry Time"), one fully paid and non-assessable Common Share for each warrant (individually, a "Warrant") represented by this certificate (the "Warrant Certificate") at a price of US$1.00 per share (the "Exercise Price"), upon and subject to the terms and conditions herein.

1.	For the purpose of this Warrant, the term "Common Shares" means common shares in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change, subdivision, re-division, reduction, combination or consolidation thereof or any other adjustment under clause 7 hereof, or such successive changes, subdivisions, re-divisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, "Common Shares" shall thereafter mean the shares, other securities or other property resulting from such change, subdivision, re-division, reduction, combination or consolidation or other adjustment.

B-2

2.	All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and determine and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

3.	The right to purchase Common Shares pursuant to the Warrants may only be exercised by the Holder before the Expiry Time by:

(a)	duly completing and executing a subscription substantially in the form attached hereto, in the manner therein indicated; and

(b)	surrendering this Warrant Certificate and the duly completed and executed subscription form to the Corporation at the principal office of the Corporation in the State of Colorado, together with payment of the purchase price for the Common Shares subscribed for in the form of cash or a certified cheque payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for.

4.	Issue of Common Shares upon Exercise.

(a)	Upon such delivery and payment as set forth in clause 3, the Corporation shall cause to be issued to the Holder the number of Common Shares to be issued and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such shares. The Corporation shall cause such certificate or certificates to be delivered via bonded overnight courier to the Holder at the address or addresses specified in such subscription form within five (5) business days of such delivery and payment as herein provided.

(b)	The Corporation shall not be required to issue fractional Common Shares upon the exercise of the Warrants and no payment shall be made by the Corporation in lieu of issuing any fractional interest in a Common Share.

5.	The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

6.	The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to clauses 7 and 8 hereof. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

B-3

7.	Adjustment

(a)	If and whenever at any time after January 7, 2005 (the "Closing Date") and prior to the Expiry Time the Corporation shall:

(i)	subdivide, re-divide or change its then outstanding Common Shares into a greater number of Common Shares,

(ii)	reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares, or

(iii)	issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution;

(any of such events herein called a "Common Share Reorganization"), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in 7(a)(i) or 7(a)(ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in 7(a)(iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

(b)	If and whenever at any time after the Closing Date and prior to the Expiry Time, the Corporation shall distribute any class of shares or rights, options or warrants or other securities (other than those referred to in 7(a) above), evidences of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of all or substantially all of its then outstanding Common Shares, the Holder shall receive, in addition to the number of Common Shares in respect of which the right to purchase is then being exercised, the aggregate number of Common Shares or other securities or property that the Holder would have been entitled to receive as a result of such event, as if, on the record date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the rights of the Holder hereunder.

(c)	If and whenever at any time after the Closing Date and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation's undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), the Holder, where he has not exercised the right of subscription and purchase under this Warrant Certificate prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right, on such date or any time thereafter, for the same aggregate consideration in lieu of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase, the aggregate number of shares or other securities or property which the Holder would have been entitled to receive as a result of such Capital Reorganization as if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase.

B-4

(d)	If and whenever at any time after the Closing Date and prior to the Expiry Time, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares entitling them, for a period expiring not more than forty-five (45) days after the record date, to subscribe for or purchase Common Shares or securities convertible, exercisable or exchangeable into Common Shares (each, a "Convertible Security") at a price per share (or having a conversion, exercise or exchange price per share) less than 95% of the Current Market Price (as defined below) on the earlier of the record date and the date on which the Corporation announces its intention to make such issuance (any such issuance being herein called a "Rights Offering"), the Exercise Price shall be adjusted on the record date so that it shall equal the number which is the product of the Exercise Price in effect immediately prior to the record date and the fraction:

(i)	the numerator of which shall be the total number of Common Shares outstanding immediately prior to the record date plus a number of Common Shares equal to the number arrived at by multiplying the total number of additional Common Shares offered for subscription or purchase or into or for which the total number of rights, options or warrants so offered are convertible or exchangeable by the quotient obtained by dividing the purchase or subscription price for each Common Share or conversion price for each Convertible Security offered for subscription or purchase by such Current Market Price for the Common Shares, and

(ii)	the denominator of which shall be the total number of Common Shares outstanding immediately prior to such record date plus the total number of additional Common Shares offered for subscription or purchase or into or for which the total number of rights, options or warrants so offered are convertible or exchangeable.

To the extent that any rights, options or warrants are not so issued or any of the rights, options or warrants so issued are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price in effect immediately prior to the record date, and the Exercise Price will be further adjusted based upon the number of additional Common Shares actually delivered upon the exercise of the rights, options or warrants, as the case may be.

For the purposes of this clause 7(d), "Current Market Price", at any date, means the weighted average price per Common Share at which the Common Shares have traded: (a) on the Toronto Stock Exchange; or (b) if the Common Shares are not traded on the Toronto Stock Exchange, on any stock exchange or over-the-counter market upon which the Common Shares are then listed or quoted for trading, during the twenty (20) consecutive trading days (on each of which at least five hundred (500) Common Shares are traded in board lots) ending the third (3rd) trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the twenty (20) consecutive trading days by the number of Common Shares sold, provided that if the Common Shares are not listed or quoted for trading on any stock exchange or market, the price shall be determined by the board of directors of the Corporation in its sole discretion, acting reasonably.

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(e)	If and whenever at any time after the Closing Date and prior to the Expiry Time, any of the events set out in clause 7(a) or 7(b) shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of clause 7(a) or 7(b), then the number of Common Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(f)	If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this clause 7, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder of the Warrants hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

8.	The following rules and procedures shall be applicable to the adjustments made pursuant to clause 7:

(a)	no adjustment in the Exercise Price shall be required unless a change of at least 1% of the prevailing Exercise Price would result, provided, however, that any adjustment which, except for the provisions of this clause 8(a), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(b)	the adjustments provided for in clause 7 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such clause;

(c)	in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in clause 7(a)(iii) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

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(d)	if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

(e)	forthwith after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment; and

(f)	any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to clause 7 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors) and shall be binding upon the Corporation and the Holder.

9.	On the happening of each and every such event set out in clause 7, the applicable provisions of this Warrant, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

10.	The Corporation shall not be required to deliver certificates for Common Shares issuable upon the exercise of the Warrants while the share transfer books of the Corporation are properly closed, having regard to the provisions of clauses 7 and 8 hereof, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for not more than five (5) business days after the date of the re-opening of said share transfer books. Provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to clause 7 hereof as a result of the completion of the event in respect of which the transfer books were closed.

11.	Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, director or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, directors or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.

12.	The Holder may subscribe for and purchase any lesser number of Common Shares than the number of shares expressed in this Warrant Certificate. In the case of any subscription for a lesser number of Common Shares than expressed in this Warrant Certificate, the Holder hereof shall be entitled to receive at no cost to the Holder a new Warrant Certificate in respect of the balance of Warrant not then exercised. Such new Warrant Certificate shall be delivered by bonded overnight courier to the Holder by the Corporation, contemporaneously with the delivery of the certificate or certificates representing the Common Shares issued pursuant to clause 4.

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13.	If this Warrant Certificate is stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and sign a new Warrant Certificate of like denomination, tenor and date, and if applicable, with the same legend, as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.

14.	The Corporation shall keep at its principal office: (a) a register of holders in which shall be entered the names and addresses of the Holder of the Warrants and of the number of Warrants held by him; and (b) a register of transfers in which shall be entered the date and other particulars of each transfer of Warrants. The registers hereinbefore referred to shall be open at all reasonable times for inspection by the Holder.

15.	The transferee of a Warrant Certificate shall, after the transfer form attached to the Warrant Certificate or any other form of transfer acceptable to the Corporation, acting reasonably, is duly completed and the Warrant Certificate is lodged with the Corporation and upon compliance with all other conditions in that regard required by this Warrant, by the Toronto Stock Exchange or by law, be entitled to have his name entered on the register of holders as the owner of the Warrants represented thereby free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

16.	Warrant Certificates may, upon compliance with the reasonable requirements of the Corporation, be exchanged for Warrant Certificates in any other denomination representing in the aggregate the same number of Warrants. The Corporation shall issue and sign all Warrant Certificates necessary to carry out the exchanges contemplated herein, provided:

(i)	Warrant Certificates may be exchanged only at the principal office of the Corporation in the State of Colorado;

(ii)	any Warrant Certificates tendered for exchange shall be surrendered to the Corporation and cancelled; and

(iii)	except as otherwise herein provided, the Corporation shall not charge the Holder requesting an exchange any sum for any new Warrant Certificate issued.

17.	The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

18.	Legend

(a)	The Holder, if resident in Canada, acknowledges that the appropriate legend as follows will be placed upon certificates representing any Common Shares issued upon the exercise of the Warrants represented by this certificate until the hold period expires for the Warrants so represented hereby:

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"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE MAY 8, 2005."

(b)	The Holder understands that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form::

"THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

provided, that if any of the Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation’s transfer agent of an opinion of counsel satisfactory to the Corporation to the effect that such Underlying Securities are not "restricted securities" as defined in Rule 144 under the U.S. Securities Act and the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

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(c)	The Holder acknowledges that the certificates representing the Common Shares and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as either the legend referred to in subsection 18(a) or 18(b) remains on such certificate:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRADABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

19.	This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent mandatorily governed by the law of another jurisdiction. Each of the Holder and the Corporation: (i) irrevocably consents to the exclusive jurisdiction and venue of the Courts of Ontario in connection with any matter or dispute based upon or arising out of this Warrant Certificate or the matters contemplated herein; (ii) agrees that process may be served upon them in any manner authorized by the laws of the Province of Ontario for such persons; and (iii) waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

20.	The Warrants represented by this Warrant Certificate may not be exercised by a U.S. person or person within the United States (or on behalf of any such person) unless registered under the U.S. Securities Act or unless an exemption from such registration is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect. Terms used in this clause 20 have the meanings assigned to them in Regulation S under the U.S. Securities Act.

21.	The Warrants represented by this Warrant Certificate may not, unless transferred to an affiliate of the holder, be transferred or assigned in whole or in part without the prior written consent of the Corporation, such consent not to be unreasonably withheld, or without compliance with all applicable United States federal and state securities laws, all applicable securities laws in Canada and other applicable securities laws and the rules of the Toronto Stock Exchange, by the transferor and the transferee (including the delivery of investment representation letters and legal opinion reasonably satisfactory to the Corporation, if requested by the Corporation).

22.	Notwithstanding anything to the contrary in this Warrant Certificate, no supplement or amendment to the terms of this Warrant Certificate may be made without the prior written approval of the Toronto Stock Exchange.

23.	The Holder, by acceptance hereof, agrees that the Warrants represented by this Warrant Certificate, and the Common Shares issuable upon exercise thereof, are being acquired solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of the Warrants or the Common Shares issuable upon exercise thereof except under circumstances which will not result in a violation of the U.S. Securities Act, any applicable securities laws in Canada and other applicable securities laws or the rules of the Toronto Stock Exchange.

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24.	All references herein to monetary amounts are references to lawful money of the United States, unless otherwise specified herein.

25.	Any notice, document or other communication required or permitted by this Warrant Certificate to be given by the Holder or the Corporation shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by any form of recorded telecommunication tested prior to transmission, to such person addressed as follows:

(a)	if to the Holder:

to the address on the face page hereof

(b)	if to the Corporation:

Until January 31, 2005

Apollo Gold Corporation
4601 DTC Boulevard, Suite 750
Denver, Colorado
80237-2571 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

After January 31, 2005

Apollo Gold Corporation
5665 South Yosemite Street, Suite 200
Greenwood Village, Colorado
80111-3212 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

Notice so mailed shall be deemed to have been given on the fourth business day after deposit in a post office or public letter box. Neither the Holder nor the Corporation shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notices transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. The Holder or the Corporation may from time to time notify the other in the manner provided herein of any change of address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of such person for all purposes hereof.

IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

DATED this          day of                 , 200__.

APOLLO GOLD CORPORATION

By:	/s/
Authorized Signing Officer

SUBSCRIPTION FORM

(TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED)

TO:    APOLLO GOLD CORPORATION

Until January 31, 2005

Apollo Gold Corporation
4601 DTC Boulevard, Suite 750
Denver, Colorado
80237-2571 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

After January 31, 2005

Apollo Gold Corporation
5665 South Yosemite Street, Suite 200
Greenwood Village, Colorado
80111-3212 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

THE UNDERSIGNED hereby subscribes for   common shares of APOLLO GOLD CORPORATION according to the terms and conditions set forth in the annexed warrant certificate (or such number of other securities or property to which such warrant entitles the undersigned to acquire under the terms and conditions set forth in the annexed warrant certificate).

Address for Delivery of Shares:

Attention:

Exercise Price Tendered
(US$1.00 per share or as adjusted)      US$ ___________

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

A.	The undersigned holder (i) at the time of exercise of these Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising these Warrants on behalf of a "U.S. person"; and (iii) did not execute or deliver this Exercise Form in the United States.

B.	The undersigned holder has delivered to CIBC Mellon Trust Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the exercise of the Warrants.

The undersigned holder understands that the certificates representing the common shares issuable upon the exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws or applicable exemptions therefrom.

If Box B is checked, any opinion tendered must be in form and substance satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Corporation in advance to determine whether any opinions to be tendered will be acceptable to the Corporation.

(If any common shares are to be issued to a person or persons other than the undersigned holder, the undersigned holder must pay all applicable transfer taxes or other government charges.)

DATED at _____________  , this _____day of _______________, 200___.

Witness:                                )
)
)    Holder's Name
)
 ___________________________________     )
)    Authorized Signature
)
)
)    Title (if applicable)

ASSIGNMENT FORM

(TO BE COMPLETED IF WARRANTS ARE TO BE ASSIGNED)

TO:    APOLLO GOLD CORPORATION

Until January 31, 2005

Apollo Gold Corporation
4601 DTC Boulevard, Suite 750
Denver, Colorado
80237-2571 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

After January 31, 2005

Apollo Gold Corporation
5665 South Yosemite Street, Suite 200
Greenwood Village, Colorado
80111-3212 USA

Attention:    Chief Financial Officer
Telephone No.:    (720) 886-9656
Facsimile No.:    (720) 482-0957

FOR VALUE RECEIVED,	____________________________	Warrants represented by this Warrant Certificate are
hereby transferred to	____________________________________________________________________________
residing at	________________________________________________________________________________________
You are hereby instructed to take the necessary steps to effect this transfer.

DATED at _____________  , this _____day of _______________, 200___.

Witness:                                )
)
)    Holder's Name
)
 ___________________________________     )
)    Authorized Signature
)
)
)    Title (if applicable)

Signature guaranteed:

The signature must be guaranteed by a Canadian chartered bank or a member of a recognized stock exchange or other entity acceptable to the Corporation.